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                                                                    EXHIBIT 21.1


                            LIST OF SUBSIDIARIES OF
                            TELETECH HOLDINGS, INC.


             NAME OF SUBSIDIARY*                    JURISDICTION OF ORGANIZATION
             -------------------                    ----------------------------

1.  TeleTech Services Corporation................   State of Colorado

    (a)  TeleTech Customer Care Management
         (California), Inc. .....................   State of California

    (b)  TeleTech Customer Care Management
         (Colorado), Inc. .......................   State of Colorado

    (c)  TeleTech UK Limited.....................   United Kingdom

    (d)  Access 24 Limited.......................   United Kingdom

    (e)  TeleTech Financial Services Management,
         Inc. ...................................   State of Delaware

    (f)  TeleTech Facilities Management (Postal
         Customer Support), Inc. ................   State of Delaware

    (g)  TeleTech Facilities Management (Parcel
         Customer Support), Inc. ................   State of Delaware

    (h)  TeleTech Health Services Management,
         Inc. ...................................   State of Delaware

    (i)  TeleTech Customer Care Management
         (West Virginia), Inc. ..................   State of West Virginia

    (j)  TeleTech Customer Care Management
         (New York), Inc. .......................   State of New York

    (k)  TeleTech Customer Care Management
         (Telecommunications), Inc. .............   State of Delaware

    (l)  TeleTech Customer Care Management
         (Ireland) Limited.......................   Ireland

    (m)  TeleTech Customer Care Management
         (Texas), Inc. ..........................   State of Texas


2.  TeleTech International Pty Limited...........   New South Wales, Australia

    (a)  TeleTech Limited........................   New Zealand

    (b)  High Performance Health Pty Ltd.........   Queensland, Australia


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    *Each of the subsidiaries conducts business under its legal corporate name listed above.